Nasdaq: DVCR Sidoti & Company Fall 2017 Conference September 28, 2017

Nasdaq: DVCR Forward-looking statements made in this presentation involve a number of risks and uncertainties, including but not limited to items as follows: There are other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors that could cause actual results to differ materially from those indicated in the forward-looking statements. Forward-Looking Statements 2  the outcome of proceedings alleging violations of state or Federal False Claims Acts  our ability to increase patients served at our renovated centers  our ability to successfully integrate the operations of our new nursing centers in Alabama and Mississippi, as well as successfully operate all of our centers  laws and regulations governing quality of care or other laws and regulations applicable to our business including laws governing reimbursement from government payers  changes in governmental reimbursement  changes in occupancy rates in our centers  the impact of the recently adopted federal health care reform or any future healthcare reform  changes in anticipated revenue and cost growth and the anticipated results of operations  any increases in the cost of borrowing under our credit agreements  our ability to comply with covenants contained in those credit agreements  our ability to renew real estate investment trust leases under reasonable terms  the accuracy of our estimate of our anticipated professional liability expense  the outcome of professional liability lawsuits and claims  our ability to control ultimate professional liability costs  the costs of investing in our business initiatives and development  Our ability to control costs  the impact of future licensing surveys  the effect of changes in accounting policies  changing economic and competitive conditions  changes to our valuation of deferred tax assets

Nasdaq: DVCR Non-GAAP Information This presentation contains certain non-GAAP financial measures, including, EBITDA, Adjusted EBITDA and Adjusted EBITDAR. EBITDA is a non-GAAP financial measure which consists of net (loss) income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA, also a non-GAAP financial measure, is EBITDA adjusted to add back non-recurring items such as (i) acquisition related costs, (ii) lease termination costs and (iii) gain on the sale of an unconsolidated affiliate. Adjusted EBITDAR is Adjusted EBITDA adjusted to add back lease expense. Our presentation of EBITDA, Adjusted EBITDA and Adjusted EBITDAR should not be construed as an implication that our future results will be unaffected by unusual or non-recurring items. The presentation of the non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in this presentation are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies. Diversicare believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. We have also presented Adjusted EBITDA in this presentation because we believe it is useful to provide investors and other users of our financial statements this performance measure to align with how management assesses our results of operations. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in the attached Appendix A to this presentation. 3

Nasdaq: DVCR Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results Investment Highlights 4

Nasdaq: DVCR • Joined Diversicare in 2012 • 20+ years of experience in the LTC industry • Previous senior leadership positions at: ‒ Golden Living • Licensed Physical Therapist • Licensed Nursing Home Administrator Executive Leadership • Joined Diversicare in 2012 • 10+ Years of senior finance positions in the healthcare industry • Previous senior leadership positions at: ‒ NuscriptRX ‒ Take Care Health Systems ‒ I-TRAX, Inc. (CHD Meridian) • Joined Diversicare in 2010 • 25 Years+ of experience in the LTC industry • Previous senior leadership positions at: ‒ Beverly ‒ Living Centers of America ‒ Skilled Healthcare • SNF – Rehab - Hospice Jay McKnight Chief Financial Officer Kelly Gill CEO, President & Director Leslie Campbell Chief Operating Officer 5

Nasdaq: DVCR NE CO OK LA FL (1) IA IL KS (6) OH (5)IN (1) MO (3) AR KY (13) TN (5) PA MS (11) AL (19) SC NC GA VA WV TX (13) 6 Diversicare at a Glance 2016 YTD Revenue $193.8M – 2017 YTD Revenue $284.1M; 46.6% Growth Currently – 76 SNFs, 1 ALF – 8,556 Licensed Skilled Nursing Beds – 10 States Headquartered in Brentwood, TN

Nasdaq: DVCR 7 Company Profile  Public Company since 1994  NASDAQ Listed Company Symbol: DVCR  Added to Russell Microcap Index in 2014  52 week range $6.41 – $12.82  Historically paid $0.22 annual dividend  Headquartered in Brentwood, TN

Nasdaq: DVCR 8 Long Term Care Industry Overview • Compelling Demographic Trends • High Quality Clinical Outcomes • Relative Low Cost of Care • Risks to the Industry and the Company

Nasdaq: DVCR 9 Compelling Industry Demographics Risi n g Deman d St able Su p pl y Sources: AHCA, CMS OSCAR Data and US Census Bureau, US Administration on Aging 15,000 15,500 16,000 16,500 17,000 2000 2002 2004 2006 2008 2010 2012 2014 2016 Number of Skilled Nursing Facilities 0 20 40 60 80 100 1990 2000 2010 2020E 2030E 2040E 2050E 2060E Age 65+ Population (in millions)

Nasdaq: DVCR 10 • Long term care spending continues to increase ‒ Medicare and Medicaid expenditures for SNFs expected to grow 65% from 2015 to 2025 ‒ Annual spending on older adults is expected to increase 250% by 2040 Sources: Medpac and US HHS Department Compelling Industry Demographics 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2012 2013 2014 2015 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Medicare and Medicaid SNF Spending (in billions) Medicare Medicaid

Nasdaq: DVCR 11 Relative Cost Per Case of Treatment Across Post-Acute Care Providers Sources: Medpac and US HHS Department $0 $20 $40 $60 $80 $100 $120 Stroke Hip Fracture Joint Replacement Respiratory w/ Vent Tracheotomy w/ Vent $9 $9 $11 $6 $10 $34 $34 $18 $17 $26 $31 $31 $45 $67 $115 SNF IRF LTAC SNFs are recognized as high quality, low cost provider of institutional post-acute care

Nasdaq: DVCR Risks to the Industry and the Company A number of risks may impact the Industry in general and the Company in particular, including litigation risks and Government reimbursement/regulation risks. Litigation Risks include: • The provision of health care services results in numerous professional liability claims. As of June 30, 2017, the Company had 74 professional liability lawsuits pending against it, many of which are substantially self-insured; thus, the Company has significant potential professional liability exposure. • The Industry is subject to extensive regulatory scrutiny and lawsuits alleging violations of the False Claims Act. The Company is currently defending an investigation relating to its therapy services arising from a false claims lawsuit and an investigation related to the completion of preadmission evaluation forms required by the Tennessee Medicaid Program. • The Company is the subject of a purported class action lawsuit against one of its former Arkansas facilities seeking damages for alleged chronic understaffing. 12

Nasdaq: DVCR Risks to the Industry and the Company Government Reimbursement Risks include: • In recent years, there have been initiatives on the federal and state levels for comprehensive reforms affecting the availability, payment and reimbursement of healthcare services in the United States. The Industry is subject to ongoing health care reform which is likely to continue to affect the provision of healthcare services and may require changes in the way the Company conducts its business. • The Industry, as well as the Company, is primarily dependent upon reimbursement from third-party payors, including the Medicare and Medicaid programs. Significant reductions in the reimbursements provided by these programs and other changes have been proposed that would, if implemented, negatively impact the Company’s net revenues, net income and cash flows. • The health care industry is subject to numerous laws and regulations of federal, state and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government health care program participation requirements, protection of patient health information, reimbursement for patient services, quality of patient care and Medicare and Medicaid fraud and abuse. The Company must comply with these increased regulations in order to qualify for reimbursement under Medicare and Medicaid Programs. 13

Nasdaq: DVCR 14 Company Overview • Mature Company • Provides a full spectrum of post-acute healthcare services • Robust operating platform capable of significant growth expansion

Nasdaq: DVCR Investments made in internal improvements and scalability position Diversicare for external growth Launched Q3 2010 Today Expanded Focus Now On Portfolio Growth Retooling: Areas of Focus Platform Development Operational Improvement Facility Renovations Key Strategic Accomplishments 15

Nasdaq: DVCR Implement an Electronic Medical Record (EMR) Solution Centralization of Key Processes People – Processes – Resources Completed – Company repositioned for rapid growth Platform Development and Operational Improvements 16

Nasdaq: DVCR 17 Key Results and Outcomes • Improved Quality Measures • Improved patient mix and reimbursement rates • Improved operating and G&A leverage • Demonstrated growth through acquisitions

Nasdaq: DVCR Results for Legacy Centers: 5 Star Quality Measures Relative to For-Profit Peer Group 18 Diversicare is an industry leader in 5 Star Quality Measures outcomes. 3.97 3.0 3.1 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4.0 4.1 Overall QM Rating DVCR Industry For-Profit Not-For-Profit

Nasdaq: DVCR Results for All Centers: 5 Star Quality Measures Relative to For-Profit Peer Group 19 3.57 3.3 3.4 3.5 3.6 3.7 3.8 Overall QM Rating DVCR Industry For-Profit Not-For-Profit Diversicare is an industry leader in 5 Star Quality Measures outcomes.

Nasdaq: DVCR A – Resulting from a 2% decrease in rates as a result of sequestration beginning April 1, 2013. Results: Rate Increases Driven By Higher Acuity • Medicare rate growth driven by acuity • 16.6% Increase from FY10 Q3 to FY17 Q2 • 3.9% CAGR 20 A $380 $430 $480 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 $388 $453 Medicare Rate Per Day Medicare Rate Per Day RUGS IV Final Rule Impact

Nasdaq: DVCR • Medicaid rates driven by acuity • 17.4% Increase from FY10 Q3 to FY17 Q2 • 4.1% CAGR Results: Rate Increases Driven By Higher Acuity 21 $145 $150 $155 $160 $165 $170 $175 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 $148 $174 Medicaid Rate Per Day Medicaid Rate Per Day

Nasdaq: DVCR Results: Growth in Operated Facilities • Our ability to integrate facilities onto our platform is proven by our growth and early accretion of new facilities. • We acquired 22 facilities in the fourth quarter of 2016. • On July 1, 2017, we acquired a facility located in Selma, Alabama, which is not reflected in the graph above. 22 45 30 35 40 45 50 55 60 65 70 75 80 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 76

Nasdaq: DVCR Acquisitions are Accretive to earnings within a quarter of acquisitions date – the exceptions being development opportunities like new construction, major renovations, etc. Demonstrated Platform Scalability by successful integration of new facilities New Facility Integration, including EMR, implemented during the first quarter of operations at new facilities Results: Impact Of New Centers 23

Nasdaq: DVCR Results: Revenue Impact of Acquisitions 24 * For the purposes of this chart, the “same-store group” represents all centers operated by the Company prior to January 1, 2015. $- $20 $40 $60 $80 $100 $120 $140 $160 Q1 ’14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Quarterly Revenue Same-store group* 2015 Acquisitions (3) 2016 Acquisitions (22)

Nasdaq: DVCR *Same-Store group represents all nursing centers acquired by the Company prior to January 1, 2016. Results: New Centers and Same-Store 25

Nasdaq: DVCR Results: Revenue Growth and Operating Leverage • Continued Company-wide cost reduction efforts in place o Diligent vendor management and product selection criteria o Centralized purchasing functions drive consistency through all facilities o Revenue and operating expenses increased in the fourth quarter due to the acquisition of 22 new centers 26 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $30.0 $50.0 $70.0 $90.0 $110.0 $130.0 $150.0 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Revenue and Facility-Level Operating Profit Revenue Operating Profit (%)

Nasdaq: DVCR • Continued G&A reduction efforts in place o Right-sized overhead structure for new portfolio o Centralized core functions to leverage skilled teams • Savings from G&A reductions funded strategic investments Results: G&A Leverage 27 A –G&A expenses increased in the third quarter of 2016 due to preparation for our acquisition activity of 22 centers in the fourth quarter. 5.8% 5.0% 6.0% 7.0% 8.0% Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 G&A Expense as a % of Revenue A

Nasdaq: DVCR 28 Current Areas of Focus • Continuous quality improvement • Enhancing existing portfolio • Growth through accretive acquisitions

Nasdaq: DVCR Continuous improvement of Quality Measures Continue to drive volume of patients served Improve skilled mix / provide high-acuity services Ongoing renovations of existing facilities Continue to Enhance Existing Portfolio 29

Nasdaq: DVCR Achieved goal of doubling the size of the Company in 3 years Target: 5-10 new facilities per year Active acquisition pipeline Expanded operating infrastructure = Scalability Structure flexibility = Several sources of financial capacity Portfolio Growth 30

Nasdaq: DVCR • Full Ownership Of Assets • Participate In Value Appreciation • Enhance Facility Ownership Fee-Simple Acquisitions • Minimal Capital Required • Leverage Turnaround Capabilities • Leverage Strong REIT Relationships Assumption of Long-Term Operating Leases 2010 Today 20% 23% 80% 77% Flexible Structure Broadens Pipeline 31 Acquisition Types

Nasdaq: DVCR 32 Summary • Improved operational and financial results • Attractive investment dynamics • Repositioned for the future

Nasdaq: DVCR Key Financial and Operating Statistics 33 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Average Daily Census 6,749 6,770 6,402 4,592 4,595 Total Average Daily Census – Medicare & Managed Care 1,053 1,065 938 684 699 Skilled Mix % 15.6% 15.7% 14.6% 14.9% 15.2% Occupancy (Available Beds) 83.5% 80.1% 80.3% 80.4% 79.1% Medicare Rate Per Day $453.02 $451.26 $458.47 $455.69 $456.91 Medicaid Rate Per Day $173.92 $173.75 $173.05 $169.51 $168.36 Revenue (Millions) $142.6 $141.5 $135.0 $97.3 $95.8 Facility Level Operating Profit $29.4 $30.8 $28.5 $17.9 $17.4 G&A % of Revenue 5.8% 6.3% 6.8% 7.6% 7.2% Net Income (Loss) $0.4 $1.3 $1.4 $(1.0) $(2.2) Adjusted EBITDAR $18.6 $19.3 $18.4 $9.1 $8.8 Adjusted EBITDA $4.8 $5.5 $6.0 $2.2 $1.9

Nasdaq: DVCR Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results Investment Highlights 34

Nasdaq: DVCR Appendix A: Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR 35 (a) Represents non-recurring costs associated with acquisition-related transactions. (b) Represents non-recurring lease termination costs related to the termination of the Avon, Ohio operating lease in May 2016. (c) Represents non-recurring gain on the sale of an unconsolidated affiliate sold in November 2016.